                                                                  EXHIBIT 10(aa)

                        ENZO DIAGNOSTICS, INC. - DAKO A/S
                            DISTRIBUTORSHIP AGREEMENT

THIS AGREEMENT, effective upon acceptance by both parties below by and between ENZO DIAGNOSTICS, INC. ("ENZO"), a New York corporation having its principal place of business at 60 Executive Boulevard, Farmingdale, New York 11735, and DAKO A/S ("DAKO") a private Danish Corporation having its principal place of business at Produktionsvej 42, DK-2600 Glostrup, Denmark and its American subsidiary, DAKO CORPORATION a California corporation having its principal place of business at 6392 Via Real, Carpinteria, California 93013.

     WHEREAS, ENZO owns rights to certain patents and patent applications listed in EXHIBIT A ("PATENTS");

     WHEREAS ENZO manufactures and/or sells certain products, including products covered by claims of PATENTS ("PRODUCTS") listed in EXHIBIT B and products not covered by claims of PATENTS listed in EXHIBIT C;

     WHEREAS DAKO wishes to market and distribute some of said PRODUCTS listed in EXHIBIT B and products listed in EXHIBIT C as agreed upon;

     NOW, THEREFORE, in consideration of the good and valuable mutual agreements hereinafter set forth, the parties hereto agree as follows:

DEFINITIONS:

DAKO Affiliate means an entity controlled by or under common control with DAKO as listed in EXHIBIT D. For purposes of this AGREEMENT, control shall mean the ownership of a majority of the voting equity interest.

DAKO Distributor means a local company, outside the countries in which a DAKO
     Affiliate is located, in which DAKO does not sell directly or through a DAKO Affiliate. Dako Distributors listed in EXHIBIT D have rights to sell only in the country in which they are located.

DAKO means DAKO A/S, including DAKO Affiliates and DAKO Distributors.

1.   Distributor Appointment

     ENZO hereby appoints DAKO to act as its nonexclusive distributor worldwide for the distribution and sale of such PRODUCTS (EXHIBIT B) and products (EXHIBIT C) as agreed upon, and DAKO agrees to act as such distributor under the terms and conditions set forth herein.

     DAKO hereby agrees:

          a.   not to purchase any PRODUCTS from other suppliers;

          b.   not to manufacture PRODUCTS;

          c.   to rely on ENZO as its sole source of PRODUCTS;

          d.   not to use any PRODUCT to manufacture new or other PRODUCTS;

          e. that all PRODUCTS distribributed by DAKO are for research use only and are not intended for or to be used for diagnostic or therapeutic purposes; and

          f. that except for DISTRIBUTION under the terms and conditions as set forth in this AGREEMENT, purchase does not include any right or license to exploit these PRODUCTS commercially, including any right to sell these PRODUCTS to other distributors who are not DAKO Affiliates or DAKO Distributors (EXHIBIT D) and that any other commercial use or development of these PRODUCTS without the express written authorization of ENZO is strictly prohibited.

2.   Relationship between ENZO and DAKO

     Nothing herein creates or constitutes a partnership or an agreement of agency between the parties with respect to any activities whatsoever. The relationship between ENZO and DAKO shall be that of seller and buyer, and neither party shall conclude any contract or agreement or make any commitment, representation or warranty which binds the other party or otherwise act in the name of or on behalf of the other party.

     This AGREEMENT may not be assigned or otherwise transferred by DAKO without the prior written consent of ENZO. Any attempted assignment or transfer without such consent shall be void.

     DAKO certifies that past sales of PRODUCTS as of * were * . A one-time payment of * will constitute full consideration for damages of past infringement.

     ENZO and DAKO agree that the distribution relationship between them does not constitute, nor does it imply, a license of any of ENZO's technology or patents, nor does it abrogate any of ENZO's rights under its patents. ENZO maintains full rights under its PATENTS. The foregoing statements are paramount to this AGREEMENT.

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

3.   PRODUCTS and Price and Payment

     PRODUCTS covered by this AGREEMENT are listed in EXHIBIT B and EXHIBIT C attached hereto. The price to DAKO for each product shall be * times the current domestic (i.e. United States) retail price as reflected by the prices in ENZO's most recently published price list.

     When yearly retail price of sales of these products by DAKO is greater than 5 million dollars (US), the price to DAKO for each product shall be * times the current domestic (i.e. United States) retail price as reflected by the prices in ENZO's most recent published price list.

     The current domestic retail prices at the time of execution of this AGREEMENT are listed in EXHIBIT B and EXHIBIT C. Prices to DAKO may be adjusted no more than once during a calendar year. ENZO has the right to adjust prices to DAKO after providing DAKO with forty-five (45) days written notice. Any price adjustment will affect future purchases, but will not affect those already under existing firm purchase order commitment.

     ENZO or DAKO may propose in writing to add, to modify or to delete PRODUCT or products in EXHIBIT B or EXHIBIT C. Both ENZO and DAKO must agree in writing to such additions, deletions or modifications of PRODUCTS in EXHIBITS B or C before such changes are incorporated therein.

4.   Terms of Payment and Audit

     Payment shall be net, thirty (30) days from the end of the month in which the PRODUCTS are delivered.

     DAKO agrees to permit its books and records to be examined by ENZO to verify receipts. Examination will take place on reasonable prior notice, as necessary, but not more than once per year. Such examination is to be made by an independent auditor of ENZO's choice, at ENZO's expense, except in the event that the results of the audit reveal a discrepancy benefiting ENZO by five percent (5%) or more, then the audit fees shall by paid by DAKO.

5.   PRODUCT Shipments

     All PRODUCTS shipped by ENZO to DAKO will be shipped F.O.B. Farmingdale, NY.

6.   Forecasts and Purchase Orders

     DAKO shall issue a forecast schedule during the mid-month of each calendar quarter covering its estimated requirements for PRODUCTS for the succeeding two (2) calendar quarters. Such forecast shall be considered for planning purposes only and not a purchase commitment.

     A purchase order will be issued by DAKO at least sixty (60) days in advance of the requested delivery of PRODUCT. This purchase order will indicate specific delivery and/or shipping requirements. Purchase orders will be delivered to ENZO by Federal Express or similar carrier so

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 24b-2.

     that the receipt can be confirmed. ENZO shall meet such requirements unless it advises DAKO within ten (10) business days of the date of such purchase order that it is unable to supply PRODUCT as ordered by DAKO whereupon the parties agree to discuss a revised schedule for delivery of PRODUCT to DAKO. After ENZO and DAKO agree to the provisions of a revised schedule, ENZO will make its best efforts to fulfill the provisions of the revised schedule.

     Each purchase order shall be governed by the relevant provisions of this AGREEMENT (unless otherwise expressly provided in the individual purchase order and confirmed in writing by ENZO) and no term or condition which may appear in the printed matter in DAKO's order form or any form from ENZO shall be binding on either party or apply to any transaction under this AGREEMENT.

7.   PRODUCT Deliveries and Specifications

     Within thirty (30) days after the effective date of this Agreement, ENZO shall provide DAKO with PRODUCT specifications and package inserts for those PRODUCTS in EXHIBIT B that DAKO intends to distribute.

     When an order is placed by DAKO, ENZO shall ship the PRODUCT in accordance with Section 5 above. Failure by DAKO to notify ENZO of rejection of the PRODUCT within fifteen (15) days of receipt of PRODUCT will constitute acceptance. ENZO shall supply, at the time of shipment of the PRODUCT to DAKO, a statement that the PRODUCT conforms to the PRODUCT specifications. If after receipt of the PRODUCT, DAKO determines that it does not conform to the PRODUCT specification provided by ENZO, and that the failure to conform to the PRODUCT specifications was not the direct result of shipping and handling, DAKO will provide ENZO with documentation of this failure to conform to the PRODUCT specifications. If ENZO accepts the documentation provided by DAKO, ENZO will ship a replacement order. If ENZO does not accept the documentation provided by DAKO, then the differences in the determination of the manufacturing specifications for the allegedly nonconforming PRODUCT will be settled by representatives of the technical staffs of ENZO and DAKO.

     If DAKO receives a notice from a third party asserting that any of the PRODUCTS of this AGREEMENT infringe on an issued patent in the country of sale, then DAKO shall immediately give written notice to ENZO. Upon notice to ENZO or DAKO from a third party asserting that any of the PRODUCTS of this AGREEMENT infringe on an issued patent in the country in which such PRODUCTS are sold, ENZO has the right to exclude such PRODUCTS from this AGREEMENT for that country and can further instruct DAKO to cease all such distribution of such PRODUCT in that country. Further distribution of PRODUCTS after such instruction from ENZO to DAKO will be at the sole risk of DAKO and DAKO shall indemnify and hold harmless ENZO from all infringement liability and damages with respect to such PRODUCTS, including legal costs and attorneys fees.

     Notwithstanding any third party infringement claims, all provisions of this AGREEMENT, including Section 7, shall not be affected but shall remain in full force and effect to the fullest extent possible.

8.   Sales Promotions

     DAKO shall exert on its own account, its best efforts in sales promotions and advertisement of the PRODUCTS such as individual client contact, direct mailings, catalog listings and trade meeting promotions. ENZO will provide DAKO with one (1) copy of the literature, technical data, specifications and the like describing the PRODUCTS that DAKO is distributing as they are currently produced for the assistance of DAKO in the preparation of advertising, catalog and other sales and promotional material. DAKO will list PRODUCTS in its next available or published product catalog(s) in which the PRODUCTS can be listed after the effective date of this Agreement. DAKO will modify the listings of PRODUCTS in its product catalog(s) as soon as reasonably possible after any corresponding modification of the list of such PRODUCTS in EXHIBIT B and EXHIBIT C that it intends to distribute.

9.   PRODUCT Warranty

     ENZO warrants that the PRODUCTS manufactured by ENZO for distribution by DAKO shall meet the specifications described in ENZO's PRODUCT or package inserts. ENZO's sole obligation is to replace the PRODUCTS with similar PRODUCTS to the extent of the purchase price. THIS WARRANTY IS EXPRESSLY IN LIEU OF ANY OTHER WARRANTIES OR LIABILITIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.  Storage and Stock Rotation

     ENZO agrees to share with DAKO all necessary storage and stock rotation practices which apply to the PRODUCTS.

     DAKO further agrees to take diligent care not to ship PRODUCTS to its customers which have expired, been damaged in storage or handling, or improperly stored. DAKO will be responsible for damages arising from its shipment of expired, damaged, or improperly stored PRODUCTS.

11.  PRODUCT Labels

     All PRODUCTS will be labeled with the ENZO DIAGNOSTICS, INC. label. DAKO further agrees to ship all PRODUCTS intact with ENZO's package inserts and any notice(s) appearing thereon.

12.  Confidentiality of Information

     DAKO and ENZO agree that they will not disclose any proprietary and confidential information made available to them by the other party. Both parties further agree that all confidential material will be in writing and marked confidential and that they will not make more copies than necessary of documents or materials which are provided under this AGREEMENT, nor will they distribute such documents or materials, or copies thereof, to any third party. Furthermore, both parties agree to return any such documents or materials, or copies thereof, which are provided under this AGREEMENT if directed or requested to do so.

     The above obligations shall not apply to those portions of ENZO's and DAKO's proprietary and confidential information which (1) are or become generally publicly available through no act or failure to act by the recipient party, (2) were demonstrably known to both parties prior to disclosure under this Agreement, or (3) are subsequently disclosed by a third party having a legal right to do so and not having a confidential relationship with respect thereto.

13.  Force Majeure

     NO LIABILITY shall result to either party from delay in performance or from nonperformance under this Agreement caused by circumstances beyond the control of the party who has delayed performance or not performed. The nonperforming party shall be diligent in attempting to remove any such cause and shall promptly notify the other party of its extent and probable duration.

14.  Duration and Termination

     This AGREEMENT shall become effective as of the date hereinabove written and shall continue for a period of three (3) years. Unless terminated, it will continue thereafter for successive renewal terms of one (1) year. Either party may terminate this AGREEMENT without cause at any time by giving the other party notice in writing at least six (6) months in advance of the effective termination date stated in such notice.

     Upon termination of this AGREEMENT all distribution rights to DAKO will be deemed immetiately canceled and returned in toto to ENZO.

15.  Indemnification

     Except to the extent the other is negligent or commits an act of wilful misconduct or in default of the terms hereof, ach party shall hold the other party harmless from responsibility or liability for damages related to the PRODUCTS of this AGREEMENT arising from the fault of such party, its affiliated companies, or its agents or employees.

16.  Notices

     All notices to be given with respect to this AGREEMENT shall be in writing and shall be deemed effectively given:

     when delivered personally;

     seven (7) calendar days after being deposited in the mail, registered or certified mail, return receipt requested;

     when telecopied or faxed, receipt acknowledged; or

     when telexed, confirmed;

     addressed as set forth below, or to such other address that either party designates by written notice to the other party;

     ENZO:
            Enzo Biochem, Inc.
            575 Fifth Avenue, 18th Floor
            New York, NY  10017
            Attn:  Dr. Barbara E. Thalenfeld
            Vice President, Corporate Development
            Fax No.:  (212) 856-0878

     DAKO:
            DAKO A/S
            Produktionsvej 42
            DK-2600 Glostrup
            Denmark
            Attn: John Place
            Business Development Manager
            Fax No.: 45 42 841822

17.  Governing Law

     This Agreement is made under and shall be governed by the laws of the State of New York.

18.  Waiver

     Waiver by ENZO or DAKO of any provision of this AGREEMENT shall not be deemed a waiver of future compliance therewith and such provision as well as all other provisions hereunder shall remain in full force and effect.

19.  Compliance with Laws

     Each party will comply with all United States laws, ordinances and regulations properly applicable to the manufacture, sale and distribution of the PRODUCTS described herein. Where applicable, the parties will comply with the laws of the country in which the product is being sold.

20.  Headings

     All Headings of the clauses of this AGREEMENT are inserted for convenience only and shall not affect any construction or interpretation of this AGREEMENT.

21.  Severability

     In the event that any clause of this AGREEMENT shall be found to be void or unenforceable, such finding shall not be construed to render any other clause of this AGREEMENT either void or unenforceable, and all other clauses shall remain in full force and effect unless the clause(s) which is/are invalid or unenforceable shall substantially affect the rights or obligations granted to or undertaken by either party.

22.  Entirety

     This AGREEMENT together with the EXHIBITS attached hereto embodies the entire understanding between DAKO and ENZO, and there are no contracts or prior drafts of the AGREEMENT, understandings, conditions, warranties or representations, oral or written, express or implied, with reference to the subject matter hereof which are not merged herein. Except as otherwise specifically stated, no modification here to shall be of any force or effect unless (1) reduced to writing and signed by both parties hereto, and
     (2) expressly referred to as being modifications of this AGREEMENT.

     IN WITNESS, WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

ENZO DIAGNOSTICS, INC.                 DAKO A/S



By:                                    By:
    ------------------------------         -----------------------------------
           Elazar Rabbani

Title: President & CEO                 Title:         President
       ---------------------------            --------------------------------


Date:     Mar 21 1995                  Date:        5 May 1995
    ------------------------------         -----------------------------------


                                  * * * * * * *

                                  EXHIBIT A
                              ENZO BIOCHEM, INC.
               ISSUED PATENTS AND PUBLISHED PATENT APPLICATIONS


US                4,711,955      US               4,889,798

US                5,328,824      EPO              151,492 A2

EPO               063,8799  B1   Canada           1,314,810

Denmark           164,407        US               4,898,325

Canada            1,219,824      US               5,228,609

EPO               329,198  A     EPO              159,719 B1

US                5,241,060      Canada           1,260,372

US                5,260,433      EPO              526,912 A3

EPO               097,373  B1    US               4,987,065

EPO               285,057  A2    EPO              133,473 B1

EPO               302,175  A2    US               4,755,458

EPO               286,898  A2    EPO              173,339 B1

EPO               285,058  A2    Canada           1,260,368

Canada            1,223,831      US               4,746,604

US                4,994,373      Canada           1,268,115

EPO               117,440  B1    EPO              202,688 A2

Canada            1,309,672      Canada           1,295,559

EPO               525,821  A2    EPO              212,546 B1

EPO               128,322  A1    EPO              213,495 A2

EPO               154,788  A2    EPO              224,860 B1

EPO               122,614  B1    Canada           1,315,222 B1

Candad            1,254,525      US               4,687,732

US                4,707,440      EPO              149,654 B1

US                4,843,122      Canada           1,237,369 B1

US                4,943,523      EPO              294,595 A3

US                4,849,208      US               5,082,830

US                4,952,685      EPO              330,221

US                5,002,885      US               5,024,933 A2

US                5,013,831      EPO              343,424  B1

US                5,175,269      EPO              435,150  A2

US                4,849,505      EPO              492,570  A1


     The PRODUCTS listed in Exhibit B are covered by one or more patents of Enzo, including the patents listed above.

     This list may be updated quarterly at Enzo's discretion.

                                  EXHIBIT B
                               PRODUCT LISTING

IN SITU HYBRIDIZATION ASSAY SYSTEMS


Cat. No. Product                                                                                   Quantity           Price

BioPap(TM) Kits for Detection of HPV on Cervical Smear Specimens

32881    BioPap Human papillomavirus DNA Assay for Cervical Smears                               20 test kit        $ 345.00
32892    BioPap Human papillomavirus DNA Typing Assay for
           Cervical Specimens (Types 6/11, 16/18, 31/33/51                                       10 test kit          305.00
32883    BioPap Human Papillomavirus DNA Typing Assay
           Certival Specimen Transport Kit                                                       for 10 specimen       35.00

PathoGene(R) Kits for Detection of HPV on Formalin-fixed, Paraffin-embedded Tissue Sections

32879    PathoGene in situ Screening Assay for Human Papillomavirus                              20 test kit          425.00
32895    PathoGene in situ Typing Assay for Human Papillomavirus
           (Types 6/11, 16/18, 31/33/51)                                                         10 test kit          305.00
32877    PathoGene DNA Probe Assay for Identification of Human Papillomavirus
           (Types 6/11, 16/18, 31/33/51                                                          20 test kit          525.00
32878    PathoGene HPV 18 DNA Probe Reagent                                                             1 ml          140.00

PathoGene(R) Kits for Detection of Infectious Agents on Formalin-fixed, Paraffin-embedded Tissue Sections

                     Peroxidase-AEC Substrate Detection Kits

32871    PathoGene DNA Probe Assay for Identification of Adenovirus
32872    PathoGene DNA Probe Assay for Identification of Cytomegalovirus                         20 test kit          235.00
32873    PathoGene DNA Probe Assay for Identification of Epstein-Barr Virus                      20 test kit          260.00
32874    PathoGene DNA Probe Assay for Identification of Hepatitis B Virus                       20 test kit          235.00
32875    PathoGene DNA Probe Assay for Identification of Herpes Simplex Virus                    20 test kit          235.00
32876    PathoGene DNA Probe Assay for Identification of Chlamydia trachomatis                   20 test kit          235.00

                     Peroxidase-DAB Substrate Detection Kits

32861    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00
32862    PathoGene DNA Probe Assay for identification of                                         20 test kit          260.00
32863    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00
32864    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00
32865    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00
32866    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00


              Alkaline Phosphatase-BCIP/NBT Substrate Detection Kit

32851    PathoGene DNA Probe Assay for identification of Adenovirus                              20 test kit         $250.00
32852    PathoGene DNA Probe Assay for identification of Cytomegalovirus                         20 test kit          275.00
32853    PathoGene DNA Probe Assay for identification of Epstein-Barr Virus                      20 test kit          250.00
32854    PathoGene DNA Probe Assay for identification of Hepatitus B Virus                       20 test kit          250.00
32855    PathoGene DNA Probe Assay for identification of Herpes Simplex Virus                    20 test kit          250.00
32856    PathoGene DNA Probe Assay for identification of Chlamydia trachomatis                   20 test kit          250.00

IN SITU HYBRIDIZATION ASSAY SYSTEMS

Cat. No. Product                                                                                 Quantity             Price

32870    Peroxidase-ABC Detection Kit (ready-to-use)                                             20 test kit           95.00
32860    Peroxidase-ABC Detection Kit (ready-to-use)                                             20 test kit           95.00
32850    Alkaline Phosphate-BCIP/NBT (ready-to-use)                                              20 test kit          105.00
32700    Enhanced in situ Detection Kit, alkaline phosphatase                                    20 test kit          195.00
32600    Enhanced in situ Detection Kit, peroxidase                                              20 test kit          195.00

IN SITU HYBRIDIZATION ASSAY SYSTEMS

Cat. No. Product                                                                                 Quantity             Price

46305    Dot Blot Hybridization and Detection Assay Kit                                            1 kit              750.00
46305C   Dot Blot Hybridization and Detection Assay Kit, Control DNA Pack                          1 kit              170.00
46307    Dot Blot Hybridization and Detection Assay Kit, CMV Control DNA Pack                      1 kit              135.00
46308    Dot Blot Hybridization and Detection Assay Kit, HBV Control DNA Pack                      1 kit              135.00
44300    Dot Blot Manifold                                                                         1 unit             425.00
46330    HIV-1 Microplate Hybridization Assay                                                     96 test kit         625.00
46331    SK 38K/SK 39 Oligonucleotide pair
           complementary to HIV-1 gag region                                                 5 nanomoles each         175.00
46340    MTB Microplate Hybridization Assay                                                       96 test kit         625.00
46341    MTB 10/MTB 11 Oligonucleotide pair complementary to MTB                             5 nanomoles each         175.00
46350    HBV Microplate Hybridization Assay                                                       96 test kit         625.00
46351    HBO1/HBO2 Oligonucleotide pair
           complementary to HBV core region                                                  5 nanomoles each         175.00
46352    HBV Serum Specimen Preparation Kit                                                  for 96 specimens          50.00
46353    HBV Enhanced Microplate Hybridization Assay                                         for 96 specimens         700.00
46354    HBV Serum Specimen Titration Standards                                    for 4 assay determinations          50.00
46360    HIV-2 Microplate Hybridization Assay                                                     96 test kit         625.00
46361    B306/VB310 Oligonucleotide pair complementary to HIV-2                              5 nanomoles each         175.00


BIOPROBE(R) LABELED PROBES

Cat. No. Product                                                                                 Quantity             Price

40834    Adenovirus                                                                              80ul                $175.00
40835    Cytomegalovirus                                                                         80ul                 205.00
40836    Epstein-Barr Virus                                                                      80ul                 175.00
40837    Hepatitus B Virus                                                                       80ul                 175.00
40838    Herpes Simplex Virus                                                                    80ul                 175.00
40839    Chlamydia trachomatis                                                                   80ul                 175.00
40840    Lambda                                                                                  80ul                 175.00
40841    pBR322 (negative DNA control)                                                           80ul                  75.00
40842    Hepatitis A Virus                                                                       80ul                 175.00
40843    Mycoplasma pneymoniae                                                                   80ul                 175.00
40845    SV40                                                                                    80ul                 175.00
40846    Campylobacter jejuni                                                                    80ul                 175.00
40847    JC Virus                                                                                80ul                 175.00
40848    BK Virus                                                                                80ul                 175.00
40849    Blur 8 (human alu repeat) (positive DNA control)                                        80ul                  75.00
40714    c-Ha-ras (activated, human)                                                             80ul                 220.00
40717    c-Myc (human)                                                                           80ul                 220.00
40718    N-Myc (human)                                                                           80ul                 220.00

BIOPROBE(R) LABELING SYSTEMS FOR NUCLEIC ACIDS

Cat. No. Product                                                                                 Quantity             Price

42803    Nick Translation System (containing Bio II-dUTP)                                        for 10u DNA          230.00
42804    Nick Translation System (to be used with nucleotide of choice)                          for 10u DNA          105.00
42809    Terminal Labeling Kit                                                                   for 10u DNA          285.00
42810    Random Priming Kit (containing Bio 11-dUTP)                                             for 10u DNA          230.00
42813    BioBridge Labeling System                                                               for  8u DNA          295.00
42814    BioBridge Lebaling Molecule                                                             for  8u DNA          210.00
42807    RNA Labeling System - T3/T7                                              for 20 reactions (1u each)          330.00
42808    RNA Labeling System - SP6                                                for 20 reactions (1u each)          330.00

BIOPROBE(R) LABELING SYSTEMS FOR NUCLEIC ACIDS - BIOTINYLATED NUCLEOTIDES

Cat. No. Product                                                                                 Quantity             Price

42806    Bio-11dUTP (0.3 mM)                                                                  22.5 nanomoles          225.00
42806-50 Bio-11dUTP (1.0 mM)                                                                  50.0 nanomoles          285.00
42811    Bio-16dUTP (0.3 mM)                                                                  22.5 nanomoles          230.00
42811-50 Bio-16dUTP (1.0 mM)                                                                  50.0 nanomoles          285.00
42816    Bio-11dCTP (0.3 mM)                                                                  22.5 nanomoles          225.00
42816-50 Bio-11dCTP (1.0 mM)                                                                  50.0 nanomoles          285.00
42819    Bio-7-dATP (0.3 mM)                                                                  22.5 nanomoles          225.00


42819-50 Bio-71dATP (1.0 mM)                                                                  50.0 nanomoles          285.00
42812    Bio-AP3-dCTP (0.3 mM)                                                                22.5 nanomoles         $230.00
42815    Bio-11-CTP (20 mM)                                                                   1u mole                 385.00
42801    Bio-11-CTP (20 mM)                                                                   1u mole                 385.00
42817    Allylamine UTP (20 mM)                                                               400 nanomoles           230.00

DETEK(R) SIGNAL GENERATING SYSTEMS

Cat. No. Product                                                                                 Quantity             Price

43818*   DETEK I-f                                                                            for 200 slides          180.00
43861*   IgG fraction rabbit anti-biotin                                                       0.4 ml                 210.00
43805*   DETEK-fav                                                                               5 ml                 110.00
43820*   DETEK-hrp Kit                                                             00 ml working solution or          150.00
                                                                                 40 membranes (100 cm2 each)
43822*   DETEK-alk Kit                                                            500 ml working solution or          225.00
                                                                                 40 membranes (100 cm2 each)
42823*   DETEK Enhancer Kit                                                                    for 20 slides          135.00

43825    Peroxidase Substrate Kit (AEC)                                              300 ml working solution           90.00
43826    Peroxidase Substrate Kit (DAB)                                              300 ml working solution           90.00
43827    Alkaline Phospharase Substrate Kit (NBT/BCIP)                               400 ml working solution          160.00

43406    ENZOITIN(R)Biotinylating Reagent                                                             100 mg          150.00

GLASS FIBER FILTERS

Cat. No. Product                                                                                 Quantity             Price

44524    Disc (24 min diameter)                                                               400/box                  60.00
44525    Disc (25 min diameter)                                                               400/box                  60.00
44101    Rectangle (10.25 cm x 25.4 cm)                                                       100/box                 120.00

* These PRODUCTS are designated for nucleic acid detection

                                    EXHIBIT C
                                 PRODUCT LISTING


HYBRIDIZATION ACCESSORIES

Cat. No. Product                                                                                 Quantity             Price
31871      Adenovirus Control Slide                                                              1 slide             $ 15.00
31872      Cytomegalovirus Control Slide                                                         1 slide               15.00
31873      Epstein-Barr Virus Control Slide                                                      1 slide               15.00
31875      Herpes Simplex Virus Control Slide                                                    1 slide               15.00
31876      Chlamydia trachomatis Control Slide                                                   1 slide               15.00
31802/20   Pretreated slides, teflon coated, single well                                         20-pack               25.00
31802/100  Pretreated slides, teflon coated, single well                                         100-pack              85.00
31500      Heating Block for use with DNA Probe Assays 110V, 50/60HZ                             1 unit               300.00
31508      Heating Block for use with DNA Probe Assays 220V, 50 HZ                               1 unit               300.00

32800      PathoGene Tissue Preparation Kit                                                 for 20 specimens          145.00

43825      Peroxidase Substrate Kit (AEC)                                            300 ml working solution           90.00
43826      Peroxidase Substrate Kit (DAB)                                            300 ml working solution           90.00
43827      Alkaline Phosphatase Suibstrate Kit (NBT/BCIP)                            400 ml working solution          160.00
43406      ENZOITIN Biotinylating Reagent                                                            100 mg           150.00

GLASS FIBER FILTERS

Cat. No. Product                                                                                 Quantity             Price

44524  Disc (24 mm diameter)                                                                     400/box             $ 60.00
44525  Disc (25 mm diameter)                                                                     400/box               60.00
44101  Retangle (10.25 x 25.4 cm)                                                                100/box              120.00

                                    EXHIBIT D
                         DAKO COMPANIES AND DISTRIBUTORS
                                  Distribution


less than CAPTIONgreater than
Argentina                               Brazil                              Costa Rica
Chemetron Latinoamericana S.A.          Embrabio-Empresa                    Laboratorics Zeiedon S.A.
Junin 262                               Brasileira de Biotecnologia Ltda.   Apartado Postal 5236-1000
PB 1 Capital Federal                    rua Apirages 1081                   San Jose
1028 Buenos Aires                       BR-05017 Sao Pauio/SP               Tel. 506 235 3959
Tel/Fax 54 1 953 8918                   Tel. 55 11 262 5511                 Fax 506 235 1275
Tlx. 9900                               Fax 55 11 263 0272
                                        Tlx. 1182970                        Cuba
Australia                                                                   Lablink SA
Bio Scientific Pty. Ltd.                Brunei                              Calle 134. No.138, e/19 y 21A
P.O. Box 78                             SPD Scientific Pte Ltd.             Cubanacan
Gymea N.S.W. 2227                       108 Pasir Panjang Road              La Habana
(28 Monroe Ave. Kurawee)                #02-02 Amcol Warehouse              Tel/Fax +537 336 446
Tel. 612 521 2177                       Singapore 0511
Toll-free line (outside Sidney Metro):  Singapore                           Cyprus
1 800 25 1437                           Tel. 65 4733720                     Meticell Co. Ltd.
Fax 61 2 542 3037                       Fax 65 4732503                      55A Limissol Ave.
Fax (technical inquiries):                                                  P.O. Box 8318
61 2 542 3100                           Canada                              Nicosta
                                        Dimension Laboratories Inc.         Tel. 2-494300
Austria                                 12 Falconer Drive, Unit 4           Fax 2-311362
Bender & Co. GmbH                       Mississauga, Ontario L5N 3L9
Dr. Boenhringer-Gasse 5-11              Tel. 905 858 8510                   Czech Republic
P.O. Box 103                            Fax 905 858 8801                    BioVendor, s.r.o.
A-1121 Viena                                                                Elasova 27
Tel. 1/80105-0                          Chile                               616 00 Bmo
Telex 132430                            PROLAB                              Tel. 5 77 21 23
Fax 1/80105-488                         Vergara 24                          Fax 5 41 21 49 84
                                        Oficina 908
Belgium                                 Castilla 3645                       Denmark
Prosan b.v.b.a                          Santiago                            DAKO A/S
Maums Sabbestraat 61                    Tel. 56 2 698 7215                  Producktionsvei 42
B-9050 Gentrugge                        Fax 56 2 698 9617                   DK-2600 Giostrup
Tel. 09 231 37 04                                                           Denmark
Fax 09 231 98 98                        China                               Tel. +45 44 92 00 44
                                        China South Technology Ltd.         Tlx. 35 128
                                        Rm. 1303-4, 13/F. Remex Centre      Fax + 45 42 84 18 22
                                        42 Wong Chuk hang Road
                                        Hong Kong
                                        Tel. 852 552 8339
                                        Fax 852 552 6883



Ecuador                                 Greece                              Iran
Proveedores Para Laborationos O.        Ange M. Cailiphronas                Eskan Teb Tech Co.
Ltda.                                   4, Eyripidou Street                 6 Business Section, Eskan Buildings
Edificio Pro-Lab                        GR-10559 Athens                     Minstamad Ave.
Luis Urdaneta Y Ave. del Ejercito       Tel. 01 3218 871                    P.O. Box 19395
Guayaquil                               Fax 01 3213 272                     1836 Teheran
Tel. 593 4 281943                                                           Tel. 21 808 7602
Tlx. 42985                              Holland                             Tlx 21 4158
Fax 593 4 285953                        ITK diagnostics bv                  Fax 64 3 338 0028
                                        Johan Enschadeweg 13
Egypt                                   NL-1422 DR Uithoom                  Israel
Lab Technology                          Tel. 02975 68893                    Tzamal Ltd.
4 Leith Ben Saad Street                 Fax 02975 63458                     21, Gonan Street
P.O. Box 5959                                                               Kiryat Matalon
Heliopolis West 113351                  Hong Kong                           P.O. Box 3064
Cairo                                   China South Technology Ltd.         Petach-Tikya 49130
Tel. 2-2361785                          Rm. 1303-4, 13/F. Remex Centre      Te. 03 9240 288
Fax 2-2428366                           42, Wong Chuk Hang Road             Tlx 38 1542
                                        Hong Kong                           Fax 03 9240 259
Finland                                 Tel. 852 552 8339
OY ALGOLAB                              Fax 852 552 6883                    Italy
Karapellonite 6                                                             DAKO S.p.A.
PL 13                                   Hungary                             Via P. Portaluggi n. 17
02611 Espco                             Frank Diagnostica Ltd.              1-20138 Milano
Tel. 90 50991                           Dereglye Str. 2                     Italy
Fax 90 5099258                          1036 Budapest                       Tel. (02) 58 01 12 21
                                        Tel. 36 1 188 3114                  Tech. Inq. (02) 50 60 311/211
France                                  Fax 36 1 168 5721                   Fax (02) 50 47 78
DAKO S.A.
2, rue Albert Einstein                  India                               Japan
B.P.149                                 J. Mitra & Co. (Pvt.) Ltd.          DAKO Japan Co., Ltd.
F-78196 TRAPPES Cedex                   A-180, Okhia Industrial Area -      Hiraoka Building
France                                  Phase-1                             Nishinocuin-Higashiru, Shijo-dori,
Tel. (1) 30 50 00 50                    Okhia                               Shimogyo-ku, Kyoto 600
Telex 695 029                           New Delhi 110 020                   Tel. 81 75 211 3655
Fax (1) 30 50 00 11                     Tel. 011-6818 971/972/973           Fax 81 75 211 1755/1928
                                        Telex 031-75114/031-62789
Germany                                 Fax 011-6818970/0945                Tokyo Office:
DAKO Diagnostika GmbH*                                                      Chiyoda Panon Building
Arn Staotrand 52                        Indonesia                           2-3-16 Kanda-sudacno, Chiyoda-ku,
22047 Hamburg                           P.T. DW1 Marga Sakti                Tokyo 101
Postrach 70 04 07                       JL, Kedoya Azalea Vi,               Tel. 81 3 5256 6436
Hamburg 22004                           Block AXi No.7                      Fax 81 3 5256 6431
Tel. (040) 69 69 47-0                   Taman Kedaya Baru
Fax (040) 695 27 41                     Jakarta Barat 11520
                                        Tel. 62 21 5807-381,382,383,384
                                        Fax 62 21 5807385




Hong Kong Office:                       Malta                               Oman
2802-2804 Admiralty Centre,             Micnete Peresso Ltd.                Mustata & Jawad Trading Co. LLC
Tower 1, 18 Harcourt Road               Catalunya Buildings                 S&I Dept.
Hong Kong                               Psaila Street                       P.O. Box 1918
Tel. 852 529 0356                       P.O. Box  30                        112 Ruwi
Tlx. 73553                              B'Kara                              Tel. 709955
Fax 852 861 3420/865 0790               Tel. 492191/446744                  Tlx 5611
                                        Tlx. 1498                           Fax 56 4005
Jordan                                  Fax 482593
Medical Business Center                                                     Panama
Sonamiyi Center                         Mexico                              Importadora DMD S.A.
P.O. Box 509                            Main Office:                        Apartoda 8556 Calle 31
Amman                                   DOSTYM, S.A. De C.V.                Este No. 1-95
Tel 6 694865                            J.G.P.E. Montenegro No. 2325        Tel. 507 270537/251247
                                        Col. Arcas Sur. C.P. 44150          Fax 507 271246
Korea                                   Guadalajara, Jaiisco
Fine Chemical Co. Ltd.                  Tel. 52 3 615 3385/3258/3130        Paraguay
Garden Tower Bldg. Rm. No. 1703                                             Dr. Ruben A. Sosky
98-78, Wun Ni-Dong, Jong Ro-Gu          Tlx. 683226                         Calidad
KPO Box 1260                            Fax 52 3 615 3513                   Mexico 923
Seoul                                                                       Asuncion
Tel. 82 2 744 7859                      Mexico City Office:                 Tel. 595 21 447 680/595 21 210
Fax 82 2 744 5281                       DCSTYM, S.A. De C.V.                      -  064
                                        Reforma 24 No. 39 P.A.
Kuwait                                  Col. Avante                         Peru
WAREA Medical Supplies Co.              Mexico, D.F.C.P. 04460              Representacciones Atlanta S.A.
Nakib Building, 4th Floor               Tel/Fax 52 5 689 9843               Av. Republica De Panama No. 465
Abu Bakir Street, Al Jiblah                                                 Callao 1-Peru
P.O. Box 26267                          New Zealand                         Tel. 51 14 65 2421
KT-13123 Safat                          Med-Bio Enterprises Ltd.            Fax 51 14 65 4833
Tel. 2 426939/2 469949/2 423573         P.O. Box 33-135
Tlx. 44470                              Barrington                          Philippines
Fax 2 429482                            Christchurch                        Levin's International Corporation
                                        Tel. 643 338 1020/64 9 655 912      3rd Floor R. Syjuco Building
Malaysia                                Fax 64 3 338 0028                   993 E. Delos Santos Ave.
General Scientific Co. Sdn. Blvd.                                           Cor. Bansalangin St.
No. 7 Jalan 222, Section 51A            Norway                              Diliman, Quezon City
Petailing Jaya                          Bio-Test AVS                        Tel. 63 2 97 44 75/76
Setangor Danul Easan                    Idretsveien 2                       Tlx 65507
Tel. (03) 7575 433                      P.O. Box 66                         Fax 63 2 98 4841
Tlx. 374431                             N-1580 Rygge
Fax (03) 7571 768                       Tel. 69 26 17 77                    Poland
                                        Fax 69 26 17 60                     ALAB sp. z o.o.
                                                                            uL Pasteura 3
                                                                            FL-02-093 Warsaw
                                                                            Tel. 02-659 8571
                                                                            Tel/Fax 02-658 2059



Portugal                                Sweden                              United Arab Emirates
Labormeter LDA                          DAKOPATTS AB                        Al-Zanrawi Medical
Rua Duque de Palmera, No. 30,           Box 13                              P. O. Box No. 5973
1(degree)-G                             S-125 21 Alvsjo                     Dubai
P-1200 Lisbon                           Tel. 08-99 60 00                    Tel. 4-622728
Tel. 01 3537284                         Fax 08-99 60 65                     Fax 4-625506
Fax 01 3525066
                                        Switzerland                         United Kingdom
Republic of South Africa                DAKO Diagnostics AG                 DAKO Ltd
Southern Cross Biotechnology (PTY)      Untermuli 7                         16 Manor Courtyard
Ltd.                                    6302 Zug                            Hughenden Avenue
P. O. Box 23681                         Tel. 042 32 11 66                   High Wycombe
Claremont 7735                          Fax 042 32 11 77                    Bucks, HP13 5RE
Cape Town                                                                   Tel. 01494 452016
Tel. 021-615166/7                       Syria                               Fax 01494 441846
Fax 021-617734                          Medical Business Center
                                        P. O. Box 30589                     DAKO Diagnostics Ltd.
Saudi Arabia                            Damascus                            Denmark House
Medical Business Center, M.B.C.         Tel. (11) 22 46139/424676           Cambridgeshire Business Park
P. O. Box 189                           Fax (11) 22 46139                   Angel Drove
Jeddah 21411                                                                Ey
Tel. 2 6429200                          Taiwan                              Cambridge CB7 4ET
Fax 2 6435488                           Hong Jing Co. Ltd                   Tel. 01353 669911
                                        6F-3 No. 60, Ai kuo E. Rd.          Fax 01353 668989
Singapore                               Taipei
SPD Scientific Pte Ltd.                 Tel. 886 2 3930185                  United States of America
108 Pasir Panjang Road                  Fax 886 2 3923864                   DAKO Corporation*
#02-02 Amcol Warehouse                                                      6392 Via Reel
Singapore 0511                          Thailand                            Carpinteria
Tel. 65 4733720                         Science Tech Co. Ltd                CA 93013
Fax 65 4732503                          321/43 Nanglinchee Road             Tel. 805 566 6655
                                        Chongnondsee, Yannawa               Fax 805 566 6688
Slovenia A-Z Consulting d.o.o.          Bangkok 10120
Miklosiceva 38                          Tel. 66 2 285 4101-3/4871-2         Uruguay
61 000 Liubljana                        Tlx 82731                           Poliuruguay S.R.L
Tel. 386 61 133 6322                    Fax 66 2 285 4856                   Avda Uruguay 1771
/301 884/325 860                                                            Montevideo 11200
Fax 386-61 301 985                      Turkey                              Tel. 59 82 402365/484126
                                        Hayat Inc.                          Fax 59 82 409017
Spain                                   Miller Cad. 75/8
ATOM S.A.                               34280 Findikzace                    Zimbabwe
Passeig D'Amunt, 29                     Istanbul                            National Diagnostics Ltd.
E-08024 Barcelona                       Tel. 212 632 1341 (4 lines)         P. O. Box 3535
Tel. 93 284 79 04                       Fax 212 587 9402                    Harare
Fax 93 210 82 55                                                            Tel. 4 791615
                                                                            Fax 4 728055


                       * Special DAKO catalogue available